Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q16

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Citicorp Regional Average Assets and ROA	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Citi Holdings
Income Statement and Balance Sheet Data	19
Consumer Key Indicators	20 - 21

Citigroup Supplemental Detail
Average Balances and Interest Rates	22
Deposits	23
Loans
Citicorp	24
Citi Holdings / Total Citigroup	25
Consumer Loan Delinquency Amounts and Ratios
90+ Days	26
30-89 Days	27
Allowance for Credit Losses
Total Citigroup	28
Consumer and Corporate	29 - 30
Components of Provision for Loan Losses
Citicorp	31
Citi Holdings / Total Citigroup	32
Non-Accrual Assets
Total Citigroup	33
Citicorp	34
Citi Holdings	35

Regulatory Capital Ratios and TCE & TBV Reconciliation	36

(1)  For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Total Revenues, Net of Interest Expense	$19,470	$18,692	$18,456	$17,555	$17,548	—	(10)%	$39,206	$35,103	(10)%
Total Operating Expenses	10,928	10,669	11,134	10,523	10,369	(1)%	(5)%	21,812	20,892	(4)%
Net Credit Losses (NCLs)	1,920	1,663	1,762	1,724	1,616	(6)%	(16)%	3,877	3,340	(14)%
Credit Reserve Build / (Release)	(405)	(81)	494	162	(226)	NM	44%	(607)	(64)	89%
Provision (Release) for Unfunded Lending Commitments	(48)	65	94	71	(30)	NM	38%	(85)	41	NM
Provision for Benefits and Claims	181	189	164	88	49	(44)%	(73)%	378	137	(64)%
Provisions for Credit Losses and for Benefits and Claims	$1,648	$1,836	$2,514	$2,045	$1,409	(31)%	(15)%	$3,563	$3,454	(3)%
Income from Continuing Operations before Income Taxes	6,894	6,187	4,808	4,987	5,770	16%	(16)%	13,831	10,757	(22)%
Income Taxes (benefits)	2,036	1,881	1,403	1,479	1,723	16%	(15)%	4,156	3,202	(23)%
Income from Continuing Operations	$4,858	$4,306	$3,405	$3,508	$4,047	15%	(17)%	$9,675	$7,555	(22)%
Income (Loss) from Discontinued Operations, net of Taxes	6	(10)	(45)	(2)	(23)	NM	NM	1	(25)	NM
Net Income before Noncontrolling Interests	4,864	4,296	3,360	3,506	4,024	15%	(17)%	9,676	7,530	(22)%
Net Income Attributable to Noncontrolling Interests	18	5	25	5	26	NM	44%	60	31	(48)%
Citigroup’s Net Income	$4,846	$4,291	$3,335	$3,501	$3,998	14%	(17)%	$9,616	$7,499	(22)%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.51	$1.36	$1.03	$1.11	$1.25	13%	(17)%	$3.02	$2.36	(22)%
Citigroup’s Net Income	$1.51	$1.35	$1.02	$1.10	$1.24	13%	(18)%	$3.02	$2.35	(22)%
Shares (in millions):
Average Basic	3,020.0	2,993.3	2,968.3	2,943.0	2,915.8	(1)%	(3)%	3,027.1	2,929.4	(3)%
Average Diluted	3,025.0	2,996.9	2,969.5	2,943.1	2,915.9	(1)%	(4)%	3,032.2	2,929.5	(3)%
Common Shares Outstanding, at period end	3,009.8	2,979.0	2,953.3	2,934.9	2,905.4	(1)%	(3)%

Preferred Dividends - Basic	$202	$174	$265	$210	$322	53%	59%	$330	532	61%
Preferred Dividends - Diluted	$202	$174	$265	$210	$322	53%	59%	$330	532	61%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,574	$4,070	$3,072	$3,253	$3,645	12%	(20)%	$9,159	6,899	(25)%
Citigroup’s Net Income	$4,580	$4,061	$3,028	$3,251	$3,623	11%	(21)%	$9,159	6,874	(25)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,574	$4,070	$3,072	$3,253	$3,645	12%	(20)%	$9,160	6,899	(25)%
Citigroup’s Net Income	$4,580	$4,061	$3,028	$3,251	$3,623	11%	(21)%	$9,160	6,874	(25)%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	11.37%	11.67%	12.07%	12.34%	12.5%
Tier 1 Capital Ratio (1) (2)	12.54%	12.91%	13.49%	13.81%	14.1%
Total Capital Ratio (1) (2)	14.14%	14.60%	15.30%	15.71%	16.1%
Supplementary Leverage Ratio (2) (3)	6.72%	6.85%	7.08%	7.44%	7.5%
Return on Average Assets	1.06%	0.94%	0.74%	0.79%	0.89%			1.05%	0.84%
Return on Average Common Equity	9.1%	8.0%	5.9%	6.4%	7.0%			9.2%	6.7%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	56%	57%	60%	60%	59%			56%	60%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,829.4	$1,808.4	$1,731.2	$1,801.0	$1,818.8	1%	(1)%
Total Average Assets	1,839.7	1,818.4	1,784.3	1,777.6	1,807.3	2%	(2)%	$1,846.4	$1,792.5	(3)%
Total Deposits	908.0	904.2	907.9	934.6	937.9	—	3%
Citigroup’s Stockholders’ Equity	219.4	220.8	221.9	227.5	231.9	2%	6%
Book Value Per Share	68.27	69.03	69.46	71.47	73.19	2%	7%
Tangible Book Value (TBV) Per Share (4)	59.18	60.07	60.61	62.58	63.53	2%	7%

Direct Staff (in thousands)	238	239	231	225	220	(2)%	(8)%

(1)

Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework. For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 36.

(2)	June 30, 2016 ratios are preliminary.
(3)	Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure. For the composition of Citi’s SLR, see page 36.
(4)	Tangible book value per share is a non-GAAP financial measure. See page 36 for a reconciliation of this measure to reported results.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)
Revenues
Interest revenue	$14,873	$14,714	$14,364	$14,167	$14,356	1%	(3)%	$29,473	$28,523	(3)%
Interest expense	3,051	2,941	2,901	2,940	3,120	6%	2%	6,079	6,060	—
Net interest revenue	11,822	11,773	11,463	11,227	11,236	—	(5)%	23,394	22,463	(4)%

Commissions and fees	3,194	2,732	2,752	2,463	2,725	11%	(15)%	6,364	5,188	(18)%
Principal transactions	2,173	1,327	537	1,840	1,816	(1)%	(16)%	4,144	3,656	(12)%
Administrative and other fiduciary fees	995	870	821	811	878	8%	(12)%	1,957	1,689	(14)%
Realized gains (losses) on investments	183	151	41	186	200	8%	9%	490	386	(21)%
Other-than-temporary impairment losses on investments and other assets	(43)	(80)	(70)	(465)	(118)	75%	NM	(115)	(583)	NM
Insurance premiums	482	464	402	264	217	(18)%	(55)%	979	481	(51)%
Other revenue	664	1,455	2,510	1,229	594	(52)%	(11)%	1,993	1,823	(9)%
Total non-interest revenues	7,648	6,919	6,993	6,328	6,312	—	(17)%	15,812	12,640	(20)%
Total revenues, net of interest expense	19,470	18,692	18,456	17,555	17,548	—	(10)%	39,206	35,103	(10)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,920	1,663	1,762	1,724	1,616	(6)%	(16)%	3,877	3,340	(14)%
Credit reserve build / (release)	(405)	(81)	494	162	(226)	NM	44%	(607)	(64)	89%
Provision for loan losses	1,515	1,582	2,256	1,886	1,390	(26)%	(8)%	3,270	3,276	—
Provison for Policyholder benefits and claims	181	189	164	88	49	(44)%	(73)%	378	137	(64)%
Provision for unfunded lending commitments	(48)	65	94	71	(30)	NM	38%	(85)	41	NM
Total provisions for credit losses and for benefits and claims	1,648	1,836	2,514	2,045	1,409	(31)%	(15)%	3,563	3,454	(3)%

Operating Expenses
Compensation and benefits	5,483	5,321	5,445	5,556	5,229	(6)%	(5)%	11,003	10,785	(2)%
Premises and Equipment	737	722	710	651	642	(1)%	(13)%	1,446	1,293	(11)%
Technology / communication expense	1,656	1,628	1,697	1,649	1,657	—	—	3,256	3,306	2%
Advertising and marketing expense	393	391	371	390	433	11%	10%	785	823	5%
Other operating	2,659	2,607	2,911	2,277	2,408	6%	(9)%	5,322	4,685	(12)%
Total operating expenses	10,928	10,669	11,134	10,523	10,369	(1)%	(5)%	21,812	20,892	(4)%

Income from Continuing Operations before
Income Taxes	6,894	6,187	4,808	4,987	5,770	16%	(16)%	13,831	10,757	(22)%
Provision (benefits) for income taxes	2,036	1,881	1,403	1,479	1,723	16%	(15)%	4,156	3,202	(23)%

Income from Continuing Operations	4,858	4,306	3,405	3,508	4,047	15%	(17)%	9,675	7,555	(22)%
Discontinued Operations
Income (Loss) from Discontinued Operations	9	(15)	(69)	(3)	(36)	NM	NM	1	(39)	NM
Gain (Loss) on Sale	—	—	—	—	—	—	—	—	—	—
Provision (benefits) for income taxes	3	(5)	(24)	(1)	(13)	NM	NM	—	(14)	NM
Income (Loss) from Discontinued Operations, net of taxes	6	(10)	(45)	(2)	(23)	NM	NM	1	(25)	NM

Net Income before Noncontrolling Interests	4,864	4,296	3,360	3,506	4,024	15%	(17)%	9,676	7,530	(22)%

Net Income attributable to noncontrolling interests	18	5	25	5	26	NM	44%	60	31	(48)%
Citigroup’s Net Income	$4,846	$4,291	$3,335	$3,501	$3,998	14%	(17)%	$9,616	$7,499	(22)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						2Q16 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2015	2015	2015	2016	2016 (1)	1Q16	2Q15
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,413	$21,726	$20,900	$22,240	$22,140	—	(5)%
Deposits with banks	130,685	137,935	112,197	136,049	127,993	(6)%	(2)%
Fed funds sold and securities borr’d or purch under agree. to resell	237,054	231,695	219,675	225,093	228,683	2%	(4)%
Brokerage receivables	43,921	37,875	27,683	35,261	36,851	5%	(16)%
Trading account assets	279,197	266,946	249,956	273,747	271,764	(1)%	(3)%
Investments
Available-for-sale and non-marketable equity securities	301,955	308,499	306,740	316,362	320,390	1%	6%
Held-to-maturity	30,166	33,940	36,215	36,890	35,903	(3)%	19%
Total Investments	332,121	342,439	342,955	353,252	356,293	1%	7%
Loans, net of unearned income
Consumer	338,194	329,219	325,785	317,900	326,419	3%	(3)%
Corporate	293,924	293,225	291,832	300,924	307,096	2%	4%
Loans, net of unearned income	632,118	622,444	617,617	618,824	633,515	2%	—
Allowance for loan losses	(14,075)	(13,626)	(12,626)	(12,712)	(12,304)	3%	13%
Total loans, net	618,043	608,818	604,991	606,112	621,211	2%	1%
Goodwill	23,012	22,444	22,349	22,575	22,496	—	(2)%
Intangible assets (other than MSRs)	4,071	3,880	3,721	3,493	5,521	58%	36%
Mortgage servicing rights (MSRs)	1,924	1,766	1,781	1,524	1,324	(13)%	(31)%
Other assets	135,929	132,832	125,002	121,621	124,495	2%	(8)%
Total assets	$1,829,370	$1,808,356	$1,731,210	$1,800,967	$1,818,771	1%	(1)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$135,013	$141,425	$139,249	$138,153	$140,145	1%	4%
Interest-bearing deposits in U.S. offices	268,947	267,057	280,234	284,969	295,589	4%	10%
Total U.S. Deposits	403,960	408,482	419,483	423,122	435,734	3%	8%
Non-interest-bearing deposits in offices outside the U.S.	72,629	73,188	71,577	77,865	76,574	(2)%	5%
Interest-bearing deposits in offices outside the U.S.	431,448	422,573	416,827	433,604	425,544	(2)%	(1)%
Total International Deposits	504,077	495,761	488,404	511,469	502,118	(2)%	—

Total deposits	908,037	904,243	907,887	934,591	937,852	—	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	177,012	168,604	146,496	157,208	158,001	1%	(11)%
Brokerage payables	54,867	59,557	53,722	58,257	62,054	7%	13%
Trading account liabilities	136,295	125,981	117,512	136,146	136,307	—	—
Short-term borrowings	25,907	23,715	21,079	20,893	18,408	(12)%	(29)%
Long-term debt	211,845	213,533	201,275	207,835	207,448	—	(2)%
Other liabilities (2)	94,582	90,586	60,147	57,276	65,680	15%	(31)%
Total liabilities	$1,608,545	$1,586,219	$1,508,118	$1,572,206	$1,585,750	1%	(1)%

Equity
Stockholders’ equity
Preferred stock	$13,968	$15,218	$16,718	$17,753	$19,253	8%	38%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	108,219	108,261	108,288	107,590	107,730	—	—
Retained earnings	126,954	130,921	133,841	136,998	140,527	3%	11%
Treasury stock	(4,628)	(6,326)	(7,677)	(8,224)	(9,538)	(16)%	NM
Accumulated other comprehensive income (loss)	(25,104)	(27,257)	(29,344)	(26,626)	(26,115)	2%	(4)%
Total common equity	$205,472	$205,630	$205,139	$209,769	$212,635	1%	3%

Total Citigroup stockholders’ equity	$219,440	$220,848	$221,857	$227,522	$231,888	2%	6%
Noncontrolling interests	1,385	1,289	1,235	1,239	1,133	(9)%	(18)%
Total equity	220,825	222,137	223,092	228,761	233,021	2%	6%
Total liabilities and equity	$1,829,370	$1,808,356	$1,731,210	$1,800,967	$1,818,771	1%	(1)%

(1)	Preliminary.
(2)	Includes allowance for credit losses for letters of credit and unfunded lending commitments. See page 28 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,895	$4,893	$4,870	$4,874	$4,756	(2)%	(3)%	$9,955	$9,630	(3)%
Latin America	1,432	1,545	1,361	1,241	1,248	1%	(13)%	2,864	2,489	(13)%
Asia (1)	1,857	1,696	1,644	1,655	1,729	4%	(7)%	3,667	3,384	(8)%
Total	8,184	8,134	7,875	7,770	7,733	—	(6)%	16,486	15,503	(6)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	3,379	3,346	2,779	3,046	3,478	14%	3%	6,697	6,524	(3)%
EMEA	2,435	2,253	2,132	2,207	2,615	18%	7%	5,441	4,822	(11)%
Latin America	1,011	1,062	970	975	1,033	6%	2%	2,011	2,008	—
Asia	1,818	1,777	1,614	1,808	1,720	(5)%	(5)%	3,640	3,528	(3)%
Total	8,643	8,438	7,495	8,036	8,846	10%	2%	17,789	16,882	(5)%

Corporate / Other	371	218	107	274	126	(54)%	(66)%	583	400	(31)%

Total Citicorp (Ex-CVA/DVA) (2)	17,198	16,790	15,477	16,080	16,705	4%	(3)%	34,858	32,785	(6)%

Total Citi Holdings (Ex-CVA/DVA) (2)	1,960	1,706	3,160	1,475	843	(43)%	(57)%	4,109	2,318	(44)%

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$19,158	$18,496	$18,637	$17,555	$17,548	—	(8)%	38,967	35,103	(10)%

CVA/DVA for Periods Prior to 1Q16 (2)	312	196	(181)	—	—	—	(100)%	239	—	(100)%

Total Citigroup - Net Revenues	$19,470	$18,692	$18,456	$17,555	$17,548	—	(10)%	$39,206	$35,103	(10)%

(1)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). During the first quarter of 2016, Citi adopted ASU No. 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities on a prospective basis. Accordingly, beginning in the first quarter of 2016, changes in DVA are reflected as a component of Accumulated Other Comprehensive Income. In the tables above and on pages 5, 16 and 17, results for all periods prior to the first quarter of 1Q16 exclude the impact of CVA/DVA, as applicable, for consistency with the current period’s presentation. Citigroup’s results of operations excluding the impact of CVA/DVA in such periods are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,085	$1,080	$993	$860	$842	(2)%	(22)%	$2,238	$1,702	(24)%
Latin America	190	306	152	156	184	18%	(3)%	410	340	(17)%
Asia (1)	336	305	217	215	297	38%	(12)%	675	512	(24)%
Total	1,611	1,691	1,362	1,231	1,323	7%	(18)%	3,323	2,554	(23)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	989	931	517	584	1,059	81%	7%	1,969	1,643	(17)%
EMEA	613	408	231	399	720	80%	17%	1,616	1,119	(31)%
Latin America	420	397	190	337	396	18%	(6)%	801	733	(8)%
Asia	648	554	441	639	540	(15)%	(17)%	1,302	1,179	(9)%
Total	2,670	2,290	1,379	1,959	2,715	39%	2%	5,688	4,674	(18)%

Corporate / Other	231	183	101	(29)	(89)	NM	NM	212	(118)	NM

Total Citicorp (Ex-CVA/DVA) (2)	4,512	4,164	2,842	3,161	3,949	25%	(12)%	9,223	7,110	(23)%

Total Citi Holdings (Ex-CVA/DVA) (2)	150	15	677	347	98	(72)%	(35)%	303	445	47%

Income From Continuing Operations - Ex-CVA/DVA (2)	4,662	4,179	3,519	3,508	4,047	15%	(13)%	9,526	7,555	(21)%

Discontinued Operations	6	(10)	(45)	(2)	(23)	NM	NM	1	(25)	NM

Net Income Attributable to Noncontrolling Interests	18	5	25	5	26	NM	44%	60	31	(48)%

Citigroup’s Net Income - Ex-CVA/DVA (2)	$4,650	$4,164	$3,449	$3,501	$3,998	14%	(14)%	$9,467	$7,499	(21)%

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	196	127	(114)	—	—	—	(100)%	149	—	(100)%

Total Citigroup - Net Income	$4,846	$4,291	$3,335	$3,501	$3,998	14%	(17)%	$9,616	$7,499	(22)%

Citicorp - Average Assets
North America	$876	$881	$887	$904	$921	2%	5%	$880	$912	4%
EMEA (1)	331	312	300	301	312	4%	(6)%	324	307	(5)%
Latin America	145	139	141	137	139	1%	(4)%	146	138	(5)%
Asia (1)	313	307	308	307	315	3%	1%	312	311	—
Corporate / Other	49	59	51	51	49	(4)%	—	55	50	(9)%
Total	$1,714	$1,698	$1,687	$1,700	$1,736	2%	1%	$1,717	$1,718	—

Citicorp - Return on Average Assets (ROA)(Ex-CVA/DVA) (2) (3)
North America	0.95%	0.91%	0.68%	0.64%	0.83%			0.96%	0.74%
EMEA (1)	0.73%	0.52%	0.29%	0.52%	0.91%			0.98%	0.72%
Latin America	1.68%	2.00%	0.95%	1.44%	1.68%			1.67%	1.56%
Asia (1)	1.26%	1.10%	0.85%	1.12%	1.07%			1.28%	1.09%
Corporate/Other	1.96%	1.14%	0.38%	(0.18)%	(0.94)%			0.75%	(0.56)%
Total	1.05%	0.97%	0.65%	0.75%	0.90%			1.08%	0.83%

(1)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)	See footnote 2 on page 4.
(3)

For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets. See above for after-tax CVA/DVA for each period presented.

NM                           Not Meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)
Revenues
Net interest revenue	$10,622	$10,622	$10,616	$10,630	$10,687	1%	1%	$20,935	$21,317	2%
Non-interest revenue	6,879	6,389	4,675	5,450	6,018	10%	(13)%	14,157	11,468	(19)%
Total revenues, net of interest expense	17,501	17,011	15,291	16,080	16,705	4%	(5)%	35,092	32,785	(7)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,586	1,391	1,501	1,581	1,514	(4)%	(5)%	3,074	3,095	1%
Credit reserve build / (release)	(220)	90	421	193	(2)	NM	99%	(250)	191	NM
Provision for loan losses	1,366	1,481	1,922	1,774	1,512	(15)%	11%	2,824	3,286	16%
Provision for benefits and claims	21	28	30	28	20	(29)%	(5)%	49	48	(2)%
Provision for unfunded lending commitments	(50)	84	95	73	(25)	NM	50%	(82)	48	NM
Total provisions for credit losses and for benefits and claims	1,337	1,593	2,047	1,875	1,507	(20)%	13%	2,791	3,382	21%

Total operating expenses	9,566	9,295	9,684	9,695	9,511	(2)%	(1)%	19,065	19,206	1%

Income from Continuing Operations before Income Taxes	6,598	6,123	3,560	4,510	5,687	26%	(14)%	13,236	10,197	(23)%
Provision for income taxes	1,896	1,816	835	1,349	1,738	29%	(8)%	3,867	3,087	(20)%

Income from Continuing Operations	4,702	4,307	2,725	3,161	3,949	25%	(16)%	9,369	7,110	(24)%

Income (loss) from Discontinued Operations, net of taxes	6	(10)	(45)	(2)	(23)	NM	NM	1	(25)	NM

Noncontrolling interests	18	5	15	4	21	NM	17%	59	25	(58)%
Citicorp’s Net Income	$4,690	$4,292	$2,665	$3,155	$3,905	24%	(17)%	$9,311	$7,060	(24)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,705	$1,691	$1,650	$1,728	$1,753	1%	3%

Average Assets	$1,714	$1,698	$1,687	$1,700	$1,736	2%	1%	$1,717	$1,718	—
Return on Average Assets	1.10%	1.00%	0.63%	0.75%	0.90%			1.09%	0.83%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	55%	55%	63%	60%	57%			54%	59%
Total EOP Loans	$568	$563	$569	$573	$592	3%	4%
Total EOP Deposits	$896	$894	$898	$925	$932	1%	4%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Net Interest Revenue	$6,457	$6,519	$6,547	$6,406	$6,364	(1)%	(1)%	$12,918	$12,770	(1)%
Non-Interest Revenue	1,727	1,615	1,328	1,364	1,369	—	(21)%	3,568	2,733	(23)%
Total Revenues, Net of Interest Expense	8,184	8,134	7,875	7,770	7,733	—	(6)%	16,486	15,503	(6)%
Total Operating Expenses	4,338	4,231	4,346	4,408	4,304	(2)%	(1)%	8,643	8,712	1%
Net Credit Losses	1,504	1,354	1,405	1,370	1,373	—	(9)%	2,993	2,743	(8)%
Credit Reserve Build / (Release)	(97)	(103)	(44)	85	24	(72)%	NM	(246)	109	NM
Provision for Unfunded Lending Commitments	(4)	1	6	2	8	NM	NM	(4)	10	NM
Provision for Benefits and Claims	21	28	30	28	20	(29)%	(5)%	49	48	(2)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,424	1,280	1,397	1,485	1,425	(4)%	—	2,792	2,910	4%
Income from Continuing Operations before Taxes	2,422	2,623	2,132	1,877	2,004	7%	(17)%	5,051	3,881	(23)%
Income Taxes	811	932	770	646	681	5%	(16)%	1,728	1,327	(23)%
Income from Continuing Operations	1,611	1,691	1,362	1,231	1,323	7%	(18)%	3,323	2,554	(23)%
Noncontrolling Interests	5	8	1	2	1	(50)%	(80)%	1	3	NM
Net Income	$1,606	$1,683	$1,361	$1,229	$1,322	8%	(18)%	$3,322	$2,551	(23)%
Average Assets (in billions of dollars)	$381	$375	$379	$378	$388	3%	2%	$381	$383	1%
Return on Average Assets (ROA)	1.69%	1.78%	1.42%	1.31%	1.37%			1.76%	1.34%
Efficiency Ratio	53%	52%	55%	57%	56%			52%	56%

Net Credit Losses as a % of Average Loans	2.21%	1.99%	2.04%	2.03%	2.02%			2.21%	2.03%

Revenue by Business
Retail Banking	$3,533	$3,514	$3,280	$3,216	$3,272	2%	(7)%	$7,071	$6,488	(8)%
Cards (1)	4,651	4,620	4,595	4,554	4,461	(2)%	(4)%	9,415	9,015	(4)%
Total	$8,184	$8,134	$7,875	$7,770	$7,733	—	(6)%	$16,486	$15,503	(6)%

Net Credit Losses by Business
Retail Banking	$261	$247	$295	$220	$242	10%	(7)%	$516	$462	(10)%
Cards (1)	1,243	1,107	1,110	1,150	1,131	(2)%	(9)%	2,477	2,281	(8)%
Total	$1,504	$1,354	$1,405	$1,370	$1,373	—	(9)%	$2,993	$2,743	(8)%

Income (loss) from Continuing Operations by Business
Retail Banking	$549	$574	$313	$317	$489	54%	(11)%	$1,128	$806	(29)%
Cards (1)	1,062	1,117	1,049	914	834	(9)%	(21)%	2,195	1,748	(20)%
Total	$1,611	$1,691	$1,362	$1,231	$1,323	7%	(18)%	$3,323	$2,554	(23)%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,184	$8,134	$7,875	$7,770	$7,733	—	(6)%	$16,486	$15,503	(6)%
Impact of FX Translation (2)	(299)	(113)	(82)	7	—			(597)	—
Total Revenues - Ex-FX (2)	$7,885	$8,021	$7,793	$7,777	$7,733	(1)%	(2)%	$15,889	$15,503	(2)%

Total Operating Expenses - as Reported	$4,338	$4,231	$4,346	$4,408	$4,304	(2)%	(1)%	$8,643	$8,712	1%
Impact of FX Translation (2)	(135)	(44)	(33)	11	—			(276)	—
Total Operating Expenses - Ex-FX (2)	$4,203	$4,187	$4,313	$4,419	$4,304	(3)%	2%	$8,367	$8,712	4%

Total Provisions for LLR & PBC - as Reported	$1,424	$1,280	$1,397	$1,485	$1,425	(4)%	—	$2,792	$2,910	4%
Impact of FX Translation (2)	(57)	(25)	(19)	(1)	—			(121)	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,367	$1,255	$1,378	$1,484	$1,425	(4)%	4%	$2,671	$2,910	9%

Net Income - as Reported	$1,606	$1,683	$1,361	$1,229	$1,322	8%	(18)%	$3,322	$2,551	(23)%
Impact of FX Translation (2)	(73)	(33)	(24)	(2)	—			(135)	—
Net Income - Ex-FX (2)	$1,533	$1,650	$1,337	$1,227	$1,322	8%	(14)%	$3,187	$2,551	(20)%

(1)         Includes both Citi-Branded Cards and Citi Retail Services.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2016 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,805	2,795	2,785	2,703	2,681	(1)%	(4)%
Accounts (in millions)	55.2	56.2	56.2	55.9	56.3	1%	2%
Average Deposits	$297.9	$294.9	$295.2	$295.6	$298.9	1%	—
Investment Sales	$25.5	$19.7	$17.3	$16.4	$18.8	15%	(26)%
Investment Assets under Management (AUMs)	$154.0	$144.4	$152.6	$144.1	$139.9	(3)%	(9)%
Average Loans	$142.7	$140.1	$141.2	$139.9	$141.4	1%	(1)%
EOP Loans:
Real Estate Lending	$80.1	$79.0	$80.2	$82.2	$81.6	(1)%	2%
Commercial Markets	33.7	32.3	31.7	32.1	30.9	(4)%	(8)%
Personal and Other	28.9	28.1	28.8	28.0	29.3	5%	1%
EOP Loans	$142.7	$139.4	$140.7	$142.3	$141.8	—	(1)%

Net Interest Revenue (in millions) (1)	$2,214	$2,200	$2,215	$2,191	$2,180	(1)%	(2)%
As a % of Average Loans	6.22%	6.23%	6.22%	6.30%	6.20%

Net Credit Losses (in millions)	$261	$247	$295	$220	$242	10%	(7)%
As a % of Average Loans	0.73%	0.70%	0.83%	0.63%	0.69%
Loans 90+ Days Past Due (in millions) (2)	$567	$529	$523	$498	$515	3%	(9)%
As a % of EOP Loans	0.40%	0.38%	0.37%	0.35%	0.37%
Loans 30-89 Days Past Due (in millions) (2)	$746	$764	$739	$793	$735	(7)%	(1)%
As a % of EOP Loans	0.53%	0.55%	0.53%	0.56%	0.52%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)
EOP Open Accounts (in millions)	135.9	135.6	135.9	134.1	143.0	7%	5%
Purchase Sales (in billions)	$89.7	$88.6	$96.2	$84.6	$95.7	13%	7%

Average Loans (in billions) (4)	$129.9	$129.7	$131.5	$131.3	$131.9	—	2%
EOP Loans (in billions) (4)	$131.7	$130.3	$136.3	$130.3	$143.4	10%	9%
Average Yield (5)	13.33%	13.25%	13.09%	13.21%	13.05%
Net Interest Revenue (6)	$4,243	$4,319	$4,332	$4,215	$4,184	(1)%	(1)%
As a % of Average Loans (6)	13.10%	13.21%	13.07%	12.91%	12.76%
Net Credit Losses	$1,243	$1,107	$1,110	$1,150	$1,131	(2)%	(9)%
As a % of Average Loans	3.84%	3.39%	3.35%	3.52%	3.45%
Net Credit Margin (7)	$3,399	$3,501	$3,476	$3,396	$3,322	(2)%	(2)%
As a % of Average Loans (7)	10.50%	10.71%	10.49%	10.40%	10.13%
Loans 90+ Days Past Due	$1,453	$1,452	$1,596	$1,524	$1,450	(5)%	—
As a % of EOP Loans	1.10%	1.11%	1.17%	1.17%	1.01%
Loans 30-89 Days Past Due	$1,544	$1,663	$1,679	$1,567	$1,583	1%	3%
As a % of EOP Loans	1.17%	1.28%	1.23%	1.20%	1.10%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 2 on page 10.

(3)         See footnote 2 on page 11.

(4)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)         Average yield is gross interest revenue earned divided by average loans.

(6)         Net interest revenue includes certain fees that are recorded as interest revenue.

(7)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Net Interest Revenue	$4,312	$4,455	$4,506	$4,442	$4,377	(1)%	2%	$8,648	$8,819	2%
Non-Interest Revenue	583	438	364	432	379	(12)%	(35)%	1,307	811	(38)%
Total Revenues, Net of Interest Expense	4,895	4,893	4,870	4,874	4,756	(2)%	(3)%	9,955	9,630	(3)%
Total Operating Expenses	2,316	2,319	2,405	2,506	2,432	(3)%	5%	4,657	4,938	6%
Net Credit Losses	999	878	914	932	953	2%	(5)%	1,959	1,885	(4)%
Credit Reserve Build / (Release)	(108)	(61)	(69)	79	50	(37)%	NM	(207)	129	NM
Provision for Unfunded Lending Commitments	—	—	6	1	7	NM	NM	1	8	NM
Provision for Benefits and Claims	9	11	8	9	8	(11)%	(11)%	19	17	(11)%
Provisions for Loan Losses and for Benefits and Claims	900	828	859	1,021	1,018	—	13%	1,772	2,039	15%
Income from Continuing Operations before Taxes	1,679	1,746	1,606	1,347	1,306	(3)%	(22)%	3,526	2,653	(25)%
Income Taxes (benefits)	594	666	613	487	464	(5)%	(22)%	1,288	951	(26)%
Income from Continuing Operations	1,085	1,080	993	860	842	(2)%	(22)%	2,238	1,702	(24)%
Noncontrolling Interests	—	1	1	—	(1)	(100)%	(100)%	1	(1)	NM
Net Income	$1,085	$1,079	$992	$860	$843	(2)%	(22)%	$2,237	$1,703	(24)%
Average Assets (in billions of dollars)	$207	$209	$210	$212	$219	3%	6%	$208	$216	4%
Return on Average Assets	2.10%	2.05%	1.87%	1.63%	1.55%			2.17%	1.59%
Efficiency Ratio	47%	47%	49%	51%	51%			47%	51%

Net Credit Losses as a % of Average Loans	2.58%	2.21%	2.26%	2.32%	2.34%			2.54%	2.33%

Revenue by Business
Retail Banking	$1,379	$1,347	$1,338	$1,307	$1,330	2%	(4)%	$2,793	$2,637	(6)%
Citi-Branded Cards	1,933	1,930	1,937	1,880	1,907	1%	(1)%	3,942	3,787	(4)%
Citi Retail Services	1,583	1,616	1,595	1,687	1,519	(10)%	(4)%	3,220	3,206	—
Total	$4,895	$4,893	$4,870	$4,874	$4,756	(2)%	(3)%	$9,955	$9,630	(3)%

Net Credit Losses by Business
Retail Banking	$39	$34	$42	$24	$44	83%	13%	$74	$68	(8)%
Citi-Branded Cards	503	443	454	455	467	3%	(7)%	995	922	(7)%
Citi Retail Services	457	401	418	453	442	(2)%	(3)%	890	895	1%
Total	$999	$878	$914	$932	$953	2%	(5)%	$1,959	$1,885	(4)%

Income (loss) from Continuing Operations by Business
Retail Banking	$207	$161	$137	$98	$178	82%	(14)%	$417	$276	(34)%
Citi-Branded Cards	499	522	515	366	334	(9)%	(33)%	1,038	700	(33)%
Citi Retail Services	379	397	341	396	330	(17)%	(13)%	783	726	(7)%
Total	$1,085	$1,080	$993	$860	$842	(2)%	(22)%	$2,238	$1,702	(24)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	779	779	780	729	729	—	(6)%
Accounts (in millions)	11.3	11.2	11.0	10.8	10.8	—	(4)%
Investment Sales	$5.9	$4.9	$4.6	$4.8	$5.5	15%	(7)%
Investment AUMs	$50.6	$47.9	$48.9	$49.4	$51.4	4%	2%

Average Deposits	$179.9	$181.4	$181.2	$180.6	$182.1	1%	1%

Average Loans	$49.3	$50.3	$51.8	$52.9	$54.4	3%	10%

EOP Loans:
Real Estate Lending	$38.9	$40.6	$41.9	$42.9	$43.9	2%	13%
Commercial Markets	8.5	8.4	7.8	8.2	8.4	2%	(1)%
Personal and Other	1.8	2.0	2.5	2.4	2.5	4%	39%
Total EOP Loans	$49.2	$51.0	$52.2	$53.5	$54.8	2%	11%

Mortgage Originations (1)	$8.8	$7.5	$6.2	$5.5	$6.4	16%	(27)%

Third Party Mortgage Servicing Portfolio (EOP)	$165.0	$162.6	$159.5	$155.9	$151.8	(3)%	(8)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$179.4	$107.2	$110.6	$97.6	$90.9	(7)%	(49)%

Saleable Mortgage Rate Locks	$5.0	$3.9	$3.2	$3.1	$4.0	29%	(20)%

Net Interest Revenue on Loans (in millions)	$266	$262	$271	$276	$268	(3)%	1%
As a % of Avg. Loans	2.16%	2.07%	2.08%	2.10%	1.98%

Net Credit Losses (in millions)	$39	$34	$42	$24	$44	83%	13%
As a % of Avg. Loans	0.32%	0.27%	0.32%	0.18%	0.33%

Loans 90+ Days Past Due (in millions) (2)	$150	$138	$165	$152	$180	18%	20%
As a % of EOP Loans	0.31%	0.28%	0.32%	0.29%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$176	$198	$221	$198	$192	(3)%	9%
As a % of EOP Loans	0.36%	0.40%	0.43%	0.38%	0.36%

(1)         Originations on First mortgages.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $423 million and ($0.8 billion), $498 million and ($0.9 billion), $491 million and ($1.1 billion), $456 million and ($1.1 billion), and $408 million and ($0.9 billion), as of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $75 million and ($0.8 billion), $79 million and ($0.9 billion), $87 million and ($1.1 billion), $86 million and ($1.1 billion), and $91 million and ($0.9 billion), as of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1) (2)
EOP Open Accounts (in millions)	23.2	23.3	23.5	23.8	31.8	34%	37%
Purchase Sales (in billions)	$46.1	$46.6	$49.0	$45.9	$53.1	16%	15%

Average Loans (in billions) (1)	$63.2	$63.9	$64.6	$64.7	$66.7	3%	6%

EOP Loans (in billions) (1)	$64.5	$64.8	$67.2	$64.9	$77.5	19%	20%

Average Yield (3)	10.39%	10.28%	10.31%	10.38%	10.04%
Net Interest Revenue (4)	$1,582	$1,618	$1,633	$1,612	$1,612	—	2%
As a % of Avg. Loans (4)	10.04%	10.05%	10.03%	10.02%	9.72%
Net Credit Losses	$503	$443	$454	$455	$467	3%	(7)%
As a % of Average Loans	3.19%	2.75%	2.79%	2.83%	2.82%
Net Credit Margin (5)	$1,426	$1,482	$1,481	$1,421	$1,437	1%	1%
As a % of Avg. Loans (5)	9.05%	9.20%	9.10%	8.83%	8.67%
Loans 90+ Days Past Due	$495	$491	$538	$530	$510	(4)%	3%
As a % of EOP Loans	0.77%	0.76%	0.80%	0.82%	0.66%
Loans 30-89 Days Past Due	$462	$504	$523	$492	$550	12%	19%
As a % of EOP Loans	0.72%	0.78%	0.78%	0.76%	0.71%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	89.5	89.5	89.9	88.1	88.9	1%	(1)%
Purchase Sales (in billions)	$20.2	$19.8	$23.5	$16.9	$20.1	19%	—

Average Loans (in billions) (1)	$42.6	$43.1	$44.1	$44.0	$42.7	(3)%	—

EOP Loans (in billions) (1)	$43.2	$43.1	$46.1	$42.5	$43.3	2%	—

Average Yield (3)	17.00%	16.94%	16.49%	16.92%	17.01%
Net Interest Revenue (4)	$1,843	$1,925	$1,939	$1,899	$1,843	(3)%	—
As a % of Avg. Loans (4)	17.35%	17.72%	17.44%	17.36%	17.36%
Net Credit Losses	$457	$401	$418	$453	$442	(2)%	(3)%
As a % of Average Loans	4.30%	3.69%	3.76%	4.14%	4.16%
Net Credit Margin (5)	$1,120	$1,209	$1,170	$1,230	$1,072	(13)%	(4)%
As a % of Avg. Loans (5)	10.55%	11.13%	10.53%	11.24%	10.10%
Loans 90+ Days Past Due	$567	$621	$705	$665	$619	(7)%	9%
As a % of EOP Loans	1.31%	1.44%	1.53%	1.56%	1.43%
Loans 30-89 Days Past Due	$652	$758	$773	$688	$669	(3)%	3%
As a % of EOP Loans	1.51%	1.76%	1.68%	1.62%	1.55%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         On June 17, 2016, Citi completed the acquisition of the $10.6 billion Costco U.S. co-brand credit card portfolio.

(3)         Average yield is calculated as gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Net Interest Revenue	$991	$959	$945	$863	$871	1%	(12)%	$1,981	$1,734	(12)%
Non-Interest Revenue	441	586	416	378	377	—	(15)%	883	755	(14)%
Total Revenues, Net of Interest Expense	1,432	1,545	1,361	1,241	1,248	1%	(13)%	2,864	2,489	(13)%
Total Operating Expenses	846	795	824	720	726	1%	(14)%	1,643	1,446	(12)%
Net Credit Losses	316	301	307	278	260	(6)%	(18)%	672	538	(20)%
Credit Reserve Build / (Release)	19	19	3	17	(2)	NM	NM	11	15	36%
Provision for Unfunded Lending Commitments	—	1	—	1	1	—	100%	(3)	2	NM
Provision for Benefits and Claims	12	17	22	19	12	(37)%	—	30	31	3%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	347	338	332	315	271	(14)%	(22)%	710	586	(17)%
Income from Continuing Operations before Taxes	239	412	205	206	251	22%	5%	511	457	(11)%
Income Taxes	49	106	53	50	67	34%	37%	101	117	16%
Income from Continuing Operations	190	306	152	156	184	18%	(3)%	410	340	(17)%
Noncontrolling Interests	2	1	—	1	1	—	(50)%	2	2	—
Net Income	$188	$305	$152	$155	$183	18%	(3)%	$408	$338	(17)%
Average Assets (in billions of dollars)	$55	$50	$52	$50	$50	—	(9)%	$56	$50	(11)%
Return on Average Assets (1)	1.37%	2.42%	1.16%	1.25%	1.47%			1.47%	1.36%
Efficiency Ratio	59%	51%	61%	58%	58%			57%	58%

Net Credit Losses as a % of Average Loans (1)	4.66%	4.65%	4.70%	4.53%	4.25%			4.95%	4.38%

Revenue by Business
Retail Banking	$975	$1,100	$934	$868	$865	—	(11)%	$1,947	$1,733	(11)%
Citi-Branded Cards	457	445	427	373	383	3%	(16)%	917	756	(18)%
Total	$1,432	$1,545	$1,361	$1,241	$1,248	1%	(13)%	$2,864	$2,489	(13)%

Net Credit Losses by Business
Retail Banking	$142	$138	$159	$134	$137	2%	(4)%	$292	$271	(7)%
Citi-Branded Cards	174	163	148	144	123	(15)%	(29)%	380	267	(30)%
Total	$316	$301	$307	$278	$260	(6)%	(18)%	$672	$538	(20)%

Income (loss) from Continuing Operations by Business
Retail Banking	$121	$228	$65	$99	$107	8%	(12)%	$269	$206	(23)%
Citi-Branded Cards	69	78	87	57	77	35%	12%	141	134	(5)%
Total	$190	$306	$152	$156	$184	18%	(3)%	$410	$340	(17)%

FX Translation Impact:
Total Revenue - as Reported	$1,432	$1,545	$1,361	$1,241	$1,248	1%	(13)%	$2,864	$2,489	(13)%
Impact of FX Translation (1)	(234)	(120)	(96)	(12)	—			(453)	—
Total Revenues - Ex-FX (1)	$1,198	$1,425	$1,265	$1,229	$1,248	2%	4%	$2,411	$2,489	3%

Total Operating Expenses - as Reported	$846	$795	$824	$720	$726	1%	(14)%	$1,643	$1,446	(12)%
Impact of FX Translation (1)	(85)	(47)	(41)	(5)	—			(171)	—
Total Operating Expenses - Ex-FX (1)	$761	$748	$783	$715	$726	2%	(5)%	$1,472	$1,446	(2)%

Provisions for LLR & PBC - as Reported	$347	$338	$332	$315	$271	(14)%	(22)%	$710	$586	(17)%
Impact of FX Translation (1)	(49)	(27)	(22)	(3)	—			(104)	—
Provisions for LLR & PBC - Ex-FX (1)	$298	$311	$310	$312	$271	(13)%	(9)%	$606	$586	(3)%

Net Income - as Reported	$188	$305	$152	$155	$183	18%	(3)%	$408	$338	(17)%
Impact of FX Translation (1)	(71)	(34)	(26)	(3)	—			(130)	—
Net Income - Ex-FX (1)	$117	$271	$126	$152	$183	20%	56%	$278	$338	22%

(1)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2016 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,497	1,495	1,492	1,493	1,491	—	—
Accounts (in millions)	26.5	27.3	27.7	27.9	28.4	2%	7%
Average Deposits	$28.7	$27.1	$27.3	$27.8	$27.4	(1)%	(5)%
Investment Sales	$6.6	$6.6	$6.7	$5.5	$5.8	5%	(12)%
Investment AUMs	$43.3	$41.4	$46.7	$38.6	$32.4	(16)%	(25)%
Average Loans	$21.1	$20.1	$20.4	$19.5	$19.5	—	(8)%
EOP Loans:
Real Estate Lending	$4.5	$4.1	$3.9	$4.6	$4.2	(9)%	(7)%
Commercial Markets	9.1	8.6	9.2	9.1	7.4	(19)%	(19)%
Personal and Other	7.5	7.1	7.0	6.4	7.9	23%	5%
Total EOP Loans	$21.1	$19.8	$20.1	$20.1	$19.5	(3)%	(8)%

Net Interest Revenue (in millions) (1)	$648	$629	$635	$597	$595	—	(8)%
As a % of Average Loans (1)	12.32%	12.42%	12.35%	12.31%	12.27%
Net Credit Losses (in millions)	$142	$138	$159	$134	$137	2%	(4)%
As a % of Average Loans	2.70%	2.72%	3.09%	2.76%	2.83%
Loans 90+ Days Past Due (in millions)	$232	$212	$185	$172	$157	(9)%	(32)%
As a % of EOP Loans	1.10%	1.07%	0.92%	0.86%	0.81%
Loans 30-89 Days Past Due (in millions)	$217	$239	$184	$256	$197	(23)%	(9)%
As a % of EOP Loans	1.03%	1.21%	0.92%	1.27%	1.01%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.9	5.7	5.6	5.6	5.7	2%	(3)%
Purchase Sales (in billions)	$4.2	$4.0	$4.4	$3.7	$3.8	3%	(10)%
Average Loans (in billions) (2)	$6.1	$5.6	$5.5	$5.2	$5.1	(2)%	(16)%
EOP Loans (in billions) (2)	$5.9	$5.4	$5.4	$5.3	$5.0	(6)%	(15)%
Average Yield (3)	20.63%	21.19%	20.73%	19.77%	20.24%

Net Interest Revenue (in millions) (4)	$343	$330	$310	$266	$276	4%	(20)%
As a % of Average Loans (4)	22.55%	23.38%	22.36%	20.57%	21.77%
Net Credit Losses (in millions)	$174	$163	$148	$144	$123	(15)%	(29)%
As a % of Average Loans	11.44%	11.55%	10.68%	11.14%	9.70%
Net Credit Margin (in millions) (5)	$283	$282	$279	$229	$260	14%	(8)%
As a % of Average Loans (5)	18.61%	19.98%	20.13%	17.71%	20.50%
Loans 90+ Days Past Due (in millions)	$200	$169	$173	$149	$145	(3)%	(28)%
As a % of EOP Loans	3.39%	3.13%	3.20%	2.81%	2.90%
Loans 30-89 Days Past Due (in millions)	$183	$181	$157	$152	$137	(10)%	(25)%
As a % of EOP Loans	3.10%	3.35%	2.91%	2.87%	2.74%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Net Interest Revenue	$1,154	$1,105	$1,096	$1,101	$1,116	1%	(3)%	$2,289	$2,217	(3)%
Non-Interest Revenue	703	591	548	554	613	11%	(13)%	1,378	1,167	(15)%
Total Revenues, Net of Interest Expense	1,857	1,696	1,644	1,655	1,729	4%	(7)%	3,667	3,384	(8)%
Total Operating Expenses	1,176	1,117	1,117	1,182	1,146	(3)%	(3)%	2,343	2,328	(1)%
Net Credit Losses	189	175	184	160	160	—	(15)%	362	320	(12)%
Credit Reserve Build / (Release)	(8)	(61)	22	(11)	(24)	NM	NM	(50)	(35)	30%
Provision for Unfunded Lending Commitments	(4)	—	—	—	—	—	100%	(2)	—	100%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	177	114	206	149	136	(9)%	(23)%	310	285	(8)%
Income from Continuing Operations before Taxes	504	465	321	324	447	38%	(11)%	1,014	771	(24)%
Income Taxes	168	160	104	109	150	38%	(11)%	339	259	(24)%
Income from Continuing Operations	336	305	217	215	297	38%	(12)%	675	512	(24)%
Noncontrolling Interests	3	6	—	1	1	—	(67)%	(2)	2	NM
Net Income	$333	$299	$217	$214	$296	38%	(11)%	$677	$510	(25)%
Average Assets (in billions of dollars)	$119	$116	$117	$116	$119	3%	—	$117	$118	1%
Return on Average Assets	1.12%	1.02%	0.74%	0.74%	1.00%			1.17%	0.87%
Efficiency Ratio	63%	66%	68%	71%	66%			64%	69%

Net Credit Losses as a % of Average Loans	0.84%	0.80%	0.85%	0.76%	0.76%			0.81%	0.76%

Revenue by Business
Retail Banking	$1,179	$1,067	$1,008	$1,041	$1,077	3%	(9)%	$2,331	$2,118	(9)%
Citi-Branded Cards	678	629	636	614	652	6%	(4)%	1,336	1,266	(5)%
Total	$1,857	$1,696	$1,644	$1,655	$1,729	4%	(7)%	$3,667	$3,384	(8)%

Net Credit Losses by Business
Retail Banking	$80	$75	$94	$62	$61	(2)%	(24)%	$150	$123	(18)%
Citi-Branded Cards	109	100	90	98	99	1%	(9)%	212	197	(7)%
Total	$189	$175	$184	$160	$160	—	(15)%	$362	$320	(12)%

Income from Continuing Operations by Business
Retail Banking	$221	$185	$111	$120	$204	70%	(8)%	$442	$324	(27)%
Citi-Branded Cards	115	120	106	95	93	(2)%	(19)%	233	188	(19)%
Total	$336	$305	$217	$215	$297	38%	(12)%	$675	$512	(24)%

FX Translation Impact:
Total Revenue - as Reported	$1,857	$1,696	$1,644	$1,655	$1,729	4%	(7)%	$3,667	$3,384	(8)%
Impact of FX Translation (2)	(65)	7	14	19	—			(144)	—
Total Revenues - Ex-FX (2)	$1,792	$1,703	$1,658	$1,674	$1,729	3%	(4)%	$3,523	$3,384	(4)%

Total Operating Expenses - as Reported	$1,176	$1,117	$1,117	$1,182	$1,146	(3)%	(3)%	$2,343	$2,328	(1)%
Impact of FX Translation (2)	(50)	3	8	16	—			(105)	—
Total Operating Expenses - Ex-FX (2)	$1,126	$1,120	$1,125	$1,198	$1,146	(4)%	2%	$2,238	$2,328	4%

Provisions for LLR & PBC - as Reported	$177	$114	$206	$149	$136	(9)%	(23)%	$310	$285	(8)%
Impact of FX Translation (2)	(8)	2	3	2	—			(17)	—
Provisions for LLR & PBC - Ex-FX (2)	$169	$116	$209	$151	$136	(10)%	(20)%	$293	$285	(3)%

Net Income - as Reported	$333	$299	$217	$214	$296	38%	(11)%	$677	$510	(25)%
Impact of FX Translation (2)	(2)	1	2	1	—			(5)	—
Net Income - Ex-FX (2)	$331	$300	$219	$215	$296	38%	(11)%	$672	$510	(24)%

(1)   For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2016 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	529	521	513	481	461	(4)%	(13)%
Accounts (in millions)	17.4	17.7	17.5	17.2	17.1	(1)%	(2)%
Average Deposits	$89.3	$86.4	$86.7	$87.2	$89.4	3%	—
Investment Sales	$13.0	$8.2	$6.0	$6.1	$7.5	23%	(42)%
Investment AUMs	$60.1	$55.1	$57.0	$56.1	$56.1	—	(7)%
Average Loans	$72.3	$69.7	$69.0	$67.5	$67.5	—	(7)%
EOP Loans:
Real Estate Lending	$36.7	$34.3	$34.4	$34.7	$33.5	(3)%	(9)%
Commercial Markets	16.1	15.3	14.7	14.8	15.1	2%	(6)%
Personal and Other	19.6	19.0	19.3	19.2	18.9	(2)%	(4)%
Total EOP Loans	$72.4	$68.6	$68.4	$68.7	$67.5	(2)%	(7)%

Net Interest Revenue (in millions) (2)	$680	$659	$646	$663	$664	—	(2)%
As a % of Average Loans (2)	3.77%	3.75%	3.71%	3.95%	3.96%
Net Credit Losses (in millions)	$80	$75	$94	$62	$61	(2)%	(24)%
As a % of Average Loans	0.44%	0.43%	0.54%	0.37%	0.36%
Loans 90+ Days Past Due (in millions)	$185	$179	$173	$174	$178	2%	(4)%
As a % of EOP Loans	0.26%	0.26%	0.25%	0.25%	0.26%
Loans 30-89 Days Past Due (in millions)	$353	$327	$334	$339	$346	2%	(2)%
As a % of EOP Loans	0.49%	0.48%	0.49%	0.49%	0.51%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.3	17.1	16.9	16.6	16.6	—	(4)%
Purchase Sales (in billions)	$19.2	$18.2	$19.3	$18.1	$18.7	3%	(3)%
Average Loans (in billions) (3)	$18.0	$17.1	$17.3	$17.4	$17.4	—	(3)%
EOP Loans (in billions) (3)	$18.1	$17.0	$17.6	$17.6	$17.6	—	(3)%
Average Yield (4)	12.51%	12.42%	12.39%	12.51%	12.70%

Net Interest Revenue (in millions) (5)	$475	$446	$450	$438	$453	3%	(5)%
As a % of Average Loans (6)	10.58%	10.35%	10.32%	10.12%	10.47%
Net Credit Losses (in millions)	$109	$100	$90	$98	$99	1%	(9)%
As a % of Average Loans	2.43%	2.32%	2.06%	2.27%	2.29%
Net Credit Margin (in millions) (6)	$570	$528	$546	$516	$553	7%	(3)%
As a % of Average Loans (6)	12.70%	12.25%	12.52%	11.93%	12.78%
Loans 90+ Days Past Due	$191	$171	$180	$180	$176	(2)%	(8)%
As a % of EOP Loans	1.06%	1.01%	1.02%	1.02%	1.00%
Loans 30-89 Days Past Due	$247	$220	$226	$235	$227	(3)%	(8)%
As a % of EOP Loans	1.36%	1.29%	1.28%	1.34%	1.29%

(1)              For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)              Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)              Average yield is gross interest revenue earned divided by average loans.

(5)              Net interest revenue includes certain fees that are recorded as interest revenue.

(6)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Commissions and Fees	$990	$958	$926	$1,003	$955	(5)%	(4)%	1,987	1,958	(1)%
Administration and Other Fiduciary Fees	663	594	573	597	638	7%	(4)%	1,276	1,235	(3)%
Investment Banking	1,120	828	1,028	740	1,029	39%	(8)%	2,254	1,769	(22)%
Principal Transactions	1,793	1,209	619	1,574	1,911	21%	7%	3,990	3,485	(13)%
Other	193	903	55	(8)	46	NM	(76)%	450	38	(92)%
Total Non-Interest Revenue	4,759	4,492	3,201	3,906	4,579	17%	(4)%	9,957	8,485	(15)%
Net Interest Revenue (including Dividends)	4,187	4,167	4,108	4,130	4,267	3%	2%	8,066	8,397	4%
Total Revenues, Net of Interest Expense	8,946	8,659	7,309	8,036	8,846	10%	(1)%	18,023	16,882	(6)%
Total Operating Expenses	4,842	4,715	4,865	4,869	4,760	(2)%	(2)%	9,494	9,629	1%
Net Credit Losses	82	37	96	211	141	(33)%	72%	81	352	NM
Credit Reserve Build / (Release)	(123)	193	465	108	(26)	NM	79%	(4)	82	NM
Provision for Unfunded Lending Commitments	(46)	83	89	71	(33)	NM	28%	(78)	38	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(87)	313	650	390	82	(79)%	NM	(1)	472	NM
Income from Continuing Operations before Taxes	4,191	3,631	1,794	2,777	4,004	44%	(4)%	8,530	6,781	(21)%
Income Taxes	1,331	1,198	532	818	1,289	58%	(3)%	2,696	2,107	(22)%
Income from Continuing Operations	2,860	2,433	1,262	1,959	2,715	39%	(5)%	5,834	4,674	(20)%
Noncontrolling Interests	15	(6)	7	10	17	70%	13%	50	27	(46)%
Net Income	$2,845	$2,439	$1,255	$1,949	$2,698	38%	(5)%	$5,784	$4,647	(20)%
Average Assets (in billions of dollars)	$1,284	$1,264	$1,257	$1,271	$1,299	2%	1%	$1,282	$1,285	—
Return on Average Assets (ROA)	0.89%	0.77%	0.40%	0.62%	0.84%			0.91%	0.73%
ROA (Excluding CVA/DVA) (1)(2)	0.83%	0.72%	0.43%	0.62%	0.84%			0.89%	0.73%
Efficiency Ratio	54%	54%	67%	61%	54%			53%	57%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,379	$3,346	$2,779	$3,046	$3,478	14%	3%	$6,697	$6,524	(3)%
EMEA	2,435	2,253	2,132	2,207	2,615	18%	7%	5,441	4,822	(11)%
Latin America	1,011	1,062	970	975	1,033	6%	2%	2,011	2,008	—
Asia	1,818	1,777	1,614	1,808	1,720	(5)%	(5)%	3,640	3,528	(3)%
Total	$8,643	$8,438	$7,495	$8,036	$8,846	10%	2%	$17,789	$16,882	(5)%
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	303	221	(186)	—	—	—	(100)%	234	—	(100)%
Total Revenues, net of Interest Expense	$8,946	$8,659	$7,309	$8,036	$8,846	10%	(1)%	$18,023	$16,882	(6)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$989	$931	$517	$584	$1,059	81%	7%	$1,969	$1,643	(17)%
EMEA	613	408	231	399	720	80%	17%	1,616	1,119	(31)%
Latin America	420	397	190	337	396	18%	(6)%	801	733	(8)%
Asia	648	554	441	639	540	(15)%	(17)%	1,302	1,179	(9)%
Total	$2,670	$2,290	$1,379	$1,959	$2,715	39%	2%	$5,688	$4,674	(18)%
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	190	143	(117)	—	—	—	(100)%	146	—	(100)%
Income from Continuing Operations	$2,860	$2,433	$1,262	$1,959	$2,715	39%	(5)%	$5,834	$4,674	(20)%

Average Loans by Region (in billions)
North America	$121	$126	128	$129	$133	3%	10%	$118	$130	10%
EMEA	63	63	62	63	67	6%	6%	62	65	5%
Latin America	41	40	43	43	42	(2)%	2%	41	43	5%
Asia	63	62	61	60	61	2%	(3)%	63	61	(3)%
Total	$288	$291	$294	$295	$303	3%	5%	$284	$299	5%

EOP Deposits by Region (in billions)
North America	$197	$200	$199	$199	$205	3%	4%
EMEA	177	173	171	181	179	(1)%	1%
Latin America	64	63	64	68	64	(6)%	—
Asia	150	159	154	159	159	—	6%
Total	$588	$595	$588	$607	$607	—	3%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$397	$399	$392	$415	$405	(2)%	2%
All Other ICG Businesses	191	196	196	192	202	5%	6%
Total	$588	$595	$588	$607	$607	—	3%

(1)         For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

(2)         See footnote 2 on page 4.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$257	$239	$302	$227	$238	5%	(7)%	$552	$465	(16)%
Equity Underwriting	296	173	206	118	174	47%	(41)%	527	292	(45)%
Debt Underwriting	737	532	623	530	805	52%	9%	1,413	1,335	(6)%
Total Investment Banking	1,290	944	1,131	875	1,217	39%	(6)%	2,492	2,092	(16)%
Treasury and Trade Solutions	1,955	1,933	1,992	1,951	2,048	5%	5%	3,845	3,999	4%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	476	433	432	455	389	(15)%	(18)%	952	844	(11)%
Private Bank	747	715	691	746	738	(1)%	(1)%	1,456	1,484	2%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1) (2)	$4,468	$4,025	$4,246	$4,027	$4,392	9%	(2)%	$8,745	$8,419	(4)%

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(66)	352	(14)	(66)	(203)	NM	NM	(14)	(269)	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,402	$4,377	$4,232	$3,961	$4,189	6%	(5)%	$8,731	$8,150	(7)%

Fixed Income Markets	3,047	2,566	2,221	3,085	3,468	12%	14%	6,531	6,553	—
Equity Markets	649	1,002	603	706	788	12%	21%	1,516	1,494	(1)%
Securities Services	570	513	517	562	531	(6)%	(7)%	1,113	1,093	(2)%
Other	(25)	(20)	(78)	(278)	(130)	53%	NM	(102)	(408)	NM
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,241	$4,061	$3,263	$4,075	$4,657	14%	10%	$9,058	$8,732	(4)%

Total ICG (Ex-CVA/DVA) (1)	$8,643	$8,438	$7,495	$8,036	$8,846	10%	2%	$17,789	$16,882	(5)%

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	303	221	(186)	—	—	—	(100)%	234	—	(100)%
Total Revenues, net of Interest Expense	$8,946	$8,659	$7,309	$8,036	$8,846	10%	(1)%	$18,023	$16,882	(6)%

Taxable-equivalent adjustments (3)	$161	$162	$173	$166	$144	(13)%	(11)%	$325	$310	(5)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$8,804	$8,600	$7,668	$8,202	$8,990	10%	2%	$18,114	$17,192	(5)%

(1)         See footnote 2 on page 4.

(2)         Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Net Interest Revenue	$(22)	$(64)	$(39)	$94	$56	(40)%	NM	$(49)	$150	NM
Non-Interest Revenue	393	282	146	180	70	(61)%	(82)%	632	250	(60)%
Total Revenues, Net of Interest Expense	371	218	107	274	126	(54)%	(66)%	583	400	(31)%
Total Operating Expenses	386	349	473	418	447	7%	16%	928	865	(7)%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(15)	(131)	(366)	(144)	(321)	NM	NM	(345)	(465)	(35)%
Income Taxes	(246)	(314)	(467)	(115)	(232)	NM	6%	(557)	(347)	38%
Income from Continuing Operations	231	183	101	(29)	(89)	NM	NM	212	(118)	NM
Income (Loss) from Discontinued Operations, net of taxes	6	(10)	(45)	(2)	(23)	NM	NM	1	(25)	NM
Noncontrolling Interests	(2)	3	7	(8)	3	NM	NM	8	(5)	NM
Net Income (Loss)	$239	$170	$49	$(23)	$(115)	NM	NM	$205	$(138)	NM
EOP Assets (in billions of dollars)	$52	$52	$52	$51	$49	(4)%	(6)%
Average Assets (in billions of dollars)	$49	$59	$51	$51	$49	(4)%	—	$55	$50	(9)%

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Revenues
Net interest revenue	$1,200	$1,151	$847	$597	$549	(8)%	(54)%	$2,459	$1,146	(53)%
Non-interest revenue (1)	769	530	2,318	878	294	(67)%	(62)%	1,655	1,172	(29)%
Total revenues, net of interest expense	1,969	1,681	3,165	1,475	843	(43)%	(57)%	4,114	2,318	(44)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	334	272	261	143	102	(29)%	(69)%	803	245	(69)%
Credit Reserve Build / (Release) (1) (2)	(185)	(171)	73	(31)	(224)	NM	(21)%	(357)	(255)	29%
Provision for loan losses	149	101	334	112	(122)	NM	NM	446	(10)	NM
Provision for Benefits and Claims	160	161	134	60	29	(52)%	(82)%	329	89	(73)%
Provision for unfunded lending commitments	2	(19)	(1)	(2)	(5)	NM	NM	(3)	(7)	NM
Total provisions for credit losses and for benefits and claims	311	243	467	170	(98)	NM	NM	772	72	(91)%

Total operating expenses	1,362	1,374	1,450	828	858	4%	(37)%	2,747	1,686	(39)%

Income (Loss) from Continuing Operations before Income Taxes	296	64	1,248	477	83	(83)%	(72)%	595	560	(6)%
Provision (benefits) for income taxes	140	65	568	130	(15)	NM	NM	289	115	(60)%

Income (Loss) from Continuing Operations	156	(1)	680	347	98	(72)%	(37)%	306	445	45%

Noncontrolling Interests	—	—	10	1	5	NM	NM	1	6	NM
Citi Holding’s Net Income (Loss)	$156	$(1)	$670	$346	$93	(73)%	(40)%	$305	$439	44%
Average Assets (in billions of dollars)	$126	$120	$97	$78	$71	(9)%	(44)%	$130	$75	(42)%
Return on Average Assets	0.50%	0.00%	2.74%	1.78%	0.53%			0.47%	1.18%
Efficiency Ratio	69%	82%	46%	56%	102%			67%	73%

Balance Sheet Data (in billions):

Total EOP Assets	$124	$117	$81	$73	$66	(10)%	(47)%	$124	$66	(47)%

Total EOP Loans	$64	$60	$49	$45	$41	(9)%	(35)%	$64	$41	(35)%

Total EOP Deposits	$12	$11	$10	$9	$6	(30)%	(45)%	$12	$6	(45)%

Consumer Net Credit Losses as a % of Average Loans	1.90%	1.67%	1.81%	1.25%	0.94%			2.15%	1.10%

(1)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $160 million, $116 million and $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively.  The OneMain sale was completed on November 15, 2015.

(2)         The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second quarter of 2016, includes an $89 million release related to sales and transfers of mortgage loans during the quarter.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	301	304	293	246	223	(9)%	(26)%

Average Loans (in billions)	$9.9	$8.8	$8.3	$6.7	$6.1	(9)%	(38)%

EOP Loans:
Real Estate Lending	$1.1	$1.0	$0.6	$0.5	$0.5	—	(55)%
Cards	4.1	3.8	3.6	2.8	2.6	(7)%	(37)%
Commercial Markets	2.4	2.1	2.0	1.0	0.5	(50)%	(79)%
Personal and Other	1.8	1.8	2.0	2.1	1.9	(10)%	6%
EOP Loans (in billions of dollars)	$9.4	$8.7	$8.2	$6.4	$5.5	(14)%	(41)%
Net Interest Revenue	$415	$389	$336	$269	$259	(4)%	(38)%
As a % of Average Loans	16.21%	17.54%	16.06%	16.15%	17.08%
Net Credit Losses	$116	$93	$122	$78	$77	(1)%	(34)%
As a % of Average Loans	4.70%	4.19%	5.83%	4.68%	5.08%
Loans 90+ Days Past Due	$185	$174	$157	$145	$170	17%	(8)%
As a % of EOP Loans	1.97%	2.00%	1.91%	2.27%	3.09%
Loans 30-89 Days Past Due	$213	$193	$179	$161	$138	(14)%	(35)%
As a % of EOP Loans	2.27%	2.22%	2.18%	2.52%	2.51%

Consumer - North America (3)

Branches (actual)	273	272	272	266	261	(2)%	(4)%

Average Loans (in billions of dollars)	$55.5	$52.7	$49.4	$39.4	$37.2	(6)%	(33)%

EOP Loans (in billions of dollars)	$54.2	$50.7	$40.5	$38.6	$35.7	(8)%	(34)%
Net Interest Revenue	$775	$766	$522	$335	$295	(12)%	(62)%
As a % of Average Loans	1.99%	2.00%	1.90%	3.42%	3.19%
Net Credit Losses	$193	$166	$141	$65	$24	(63)%	(88)%
As a % of Average Loans	1.39%	1.25%	1.13%	0.66%	0.26%
Loans 90+ Days Past Due (4)	$1,462	$1,354	$770	$751	$708	(6)%	(52)%
As a % of EOP Loans	2.84%	2.81%	2.01%	2.05%	2.09%
Loans 30-89 Days Past Due (4)	$1,153	$1,230	$857	$768	$720	(6)%	(38)%
As a % of EOP Loans	2.24%	2.56%	2.24%	2.09%	2.12%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         The second quarter of 2015 reflects the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail).  The second quarter of 2015 reflects the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards). The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets. The Japan Cards sale was completed on December 14, 2015.

(3)         The second and third quarters of 2015 reflect the transfers of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $160 million, $131 million and $73 million of net credit losses (NCLs) were recorded as a reduction of revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively. The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

(4)         See footnote 2 on page 21.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$22.4	$21.4	$20.1	$17.9	$16.4	(8)%	(27)%
CFNA (CitiFinancial - North America)	6.8	6.4	5.6	0.2	0.1	(50)%	(99)%
Residential First	29.2	27.8	25.7	18.1	16.5	(9)%	(43)%
Home Equity	23.3	22.0	21.0	18.6	18.0	(3)%	(23)%
Average Loans (in billions of dollars)	$52.5	$49.8	$46.7	$36.7	$34.5	(6)%	(34)%

CMI	$22.1	$20.6	$18.5	$17.4	$15.6	(10)%	(29)%
CFNA	6.5	5.8	0.2	0.2	0.2	—	(97)%
Residential First	28.6	26.4	18.7	17.6	15.8	(10)%	(45)%
Home Equity	22.7	21.5	19.1	18.3	17.3	(5)%	(24)%
EOP Loans (in billions of dollars) (1)	$51.3	$47.9	$37.8	$35.9	$33.1	(8)%	(35)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$39.2	$36.4	$34.0	$29.3	$28.5	(3)%	(27)%
Net Servicing & Gain/(Loss) on Sale	$61.3	$49.6	$5.0	$118.4	$19.4	(84)%	(68)%
Net Interest Revenue	$290	$274	$239	$254	$223	(12)%	(23)%
As a % of Avg. Loans	2.22%	2.18%	2.03%	2.78%	2.60%

CMI (2)	$21	$9	$9	$—	$(13)	NM	NM
CFNA	80	75	56	1	1	—	(99)%
Residential First	$101	$84	$65	$1	$(12)	NM	NM
Home Equity	70	61	56	42	13	(69)%	(81)%
Net Credit Losses (NCLs)	$171	$145	$121	$43	$1	(98)%	(99)%
As a % of Avg. Loans	1.31%	1.16%	1.03%	0.47%	0.01%

CMI	$510	$489	$319	$310	$263	(15)%	(48)%
CFNA	463	392	4	4	4	—	(99)%
Residential First	973	881	323	314	267	(15)%	(73)%
Home Equity	458	441	417	409	414	1%	(10)%
Loans 90+ Days Past Due (1) (3) (4)	$1,431	$1,322	$740	$723	$681	(6)%	(52)%
As a % of EOP Loans	2.94%	2.92%	2.08%	2.13%	2.18%

CMI	$609	$666	$537	$451	$431	(4)%	(29)%
CFNA	221	205	2	3	2	(33)%	(99)%
Residential First	830	871	539	454	433	(5)%	(48)%
Home Equity	275	311	271	274	241	(12)%	(12)%
Loans 30-89 Days Past Due (1) (3) (4)	$1,105	$1,182	$810	$728	$674	(7)%	(39)%
As a % of EOP Loans	2.27%	2.61%	2.28%	2.14%	2.15%

North America Personal Loans (5)
Average Loans (in billions of dollars)	$0.8	$0.8	$0.8	$0.9	$0.9	—	13%
EOP Loans (in billions of dollars)	$0.9	$0.9	$0.9	$0.9	$0.9	—	—
Net Interest Revenue	$507	$505	$279	$63	$63	—	(88)%
As a % of Avg. Loans	N/A	N/A	N/A	N/A	N/A
Net Credit Losses	$17	$15	$14	$18	$19	6%	12%
As a % of Avg. Loans	8.52%	7.44%	6.94%	8.04%	8.49%
Loans 90+ Days Past Due	$20	$19	$18	$19	$19	—	(5)%
As a % of EOP Loans	2.22%	2.11%	2.00%	2.11%	2.11%
Loans 30-89 Days Past Due	$17	$15	$14	$15	$21	40%	24%
As a % of EOP Loans	1.89%	1.67%	1.56%	1.67%	2.33%

(1)         The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets).

Delinquencies and related ratios are not included for Loans HFS.

(2)         The second quarter of 2016 includes a $23 million recovery of prior credit losses related to sales of mortgage assets during the quarter.

(3)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.7 billion and ($2.7 billion), $1.7 billion and ($2.6 billion), $1.5 billion and ($2.2 billion), $1.3 billion and ($1.9 billion), and $1.2 billion and ($1.8 billion), as of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.3 billion and ($2.7 billion), $0.3 billion and ($2.6 billion), $0.2 billion and ($2.2 billion), $0.2 billion and ($1.9 billion), and $0.2 billion and ($1.8 billion), as of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively.

(4)         The June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $12 million, $11 million, $9 million and $9 million, respectively, of loans that are carried at fair value.

(5)         See footnote 3 on page 20.

NM Not meaningful.

N/A Not applicable for the second, third and fourth quarters of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2015	2016	2016	2015	2016	2016	2015		2016		2016
Assets:
Deposits with Banks	$134,641	$117,765	$135,245	$168	$219	$237	0.50%		0.75%		0.70%
Fed Funds Sold and Resale Agreements (6)	236,035	228,615	232,529	664	647	664	1.13%		1.14%		1.15%
Trading Account Assets (7)	229,587	204,100	209,677	1,656	1,471	1,573	2.89%		2.90%		3.02%
Investments	333,031	352,143	351,524	1,832	1,923	1,998	2.21%		2.20%		2.29%
Total Loans (net of Unearned Income) (8)	627,026	612,240	620,648	10,013	9,774	9,765	6.41%		6.42%		6.33%
Other Interest-Earning Assets	62,656	47,765	45,639	662	252	235	4.24%		2.13%		2.07%
Total Average Interest-Earning Assets	$1,622,976	$1,562,628	$1,595,262	$14,995	$14,286	$14,472	3.71%		3.68%		3.65%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$700,978	$701,703	$721,895	$999	$969	$1,039	0.57%		0.56%		0.58%
Deposit Insurance and FDIC Assessment	—	—	—	289	235	267
Total Deposits	700,978	701,703	721,895	1,288	1,204	1,306	0.74%		0.69%		0.73%
Fed Funds Purchased and Repurchase Agreements (6)	183,292	162,915	161,202	443	502	527	0.97%		1.24%		1.31%
Trading Account Liabilities (7)	72,980	65,312	73,380	54	88	96	0.30%		0.54%		0.53%
Short-Term Borrowings	114,279	79,476	65,078	157	100	109	0.55%		0.51%		0.67%
Long-Term Debt (9)	187,910	179,283	182,220	1,109	1,046	1,083	2.37%		2.35%		2.39%
Total Average Interest-Bearing Liabilities	$1,259,439	$1,188,689	$1,203,775	$3,051	$2,940	$3,121	0.97%		1.00%		1.04%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,259,439	$1,188,689	$1,203,775	$2,762	$2,705	$2,854	0.88%		0.92%		0.95%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,944	$11,346	$11,351	2.95%		2.92%		2.86%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,233	$11,581	$11,618	3.02%		2.98%		2.93%

2Q16 Increase (Decrease) From							(9	)bps	(6	)bps

2Q16 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(9	)bps	(5	)bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $121 million for the second quarter of 2015, $119 million for the first quarter of 2015 and $117 million for the second quarter of 2016.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Citicorp Deposits by Business

Global Consumer Banking
North America	$182.5	$180.0	$181.6	$183.7	$183.3	—	—
Latin America	29.1	26.2	28.7	28.3	28.2	—	(3)%
Asia (1)	89.4	87.0	87.6	90.7	90.5	—	1%
Total	$301.0	$293.2	$297.9	$302.7	$302.0	—	—

ICG
North America	$197.5	$200.0	$198.5	$198.7	$205.2	3%	4%
EMEA	177.2	173.3	170.6	181.3	178.6	(1)%	1%
Latin America	63.9	62.6	64.3	68.1	64.4	(5)%	1%
Asia	149.7	159.2	154.3	159.0	158.6	—	6%
Total	$588.3	$595.1	$587.7	$607.1	$606.8	—	3%

Corporate/Other	$7.0	$5.3	$12.0	$15.6	$22.7	46%	NM

Total Citicorp	$896.3	$893.6	$897.6	$925.4	$931.5	1%	4%

Total Citi Holdings	$11.7	$10.6	$10.3	$9.2	$6.4	(30)%	(45)%

Total Citigroup Deposits - EOP	$908.0	$904.2	$907.9	$934.6	$937.9	—	3%

Total Citigroup Deposits - Average	$906.4	$903.1	$908.8	$911.7	$935.6	3%	3%

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Deposits - as Reported	$908.0	$904.2	$907.9	$934.6	$937.9	—	3%
Impact of FX Translation (2)	(17.4)	(3.5)	0.3	(5.4)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$890.6	$900.7	$908.2	$929.2	$937.9	1%	5%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Citicorp:
Global Consumer Banking

North America
Credit Cards	$107.7	$107.9	$113.3	$107.4	$120.8	12%	12%
Retail Banking	49.2	51.0	52.2	53.5	54.8	2%	11%
Total	$156.9	$158.9	$165.5	$160.9	$175.6	9%	12%

Latin America
Credit Cards	$5.9	$5.4	$5.4	$5.3	$5.0	(6)%	(15)%
Retail Banking	21.1	19.8	20.1	20.1	19.5	(3)%	(8)%
Total	$27.0	$25.2	$25.5	$25.4	$24.5	(4)%	(9)%

Asia (1)
Credit Cards	$18.1	$17.0	$17.6	$17.6	$17.6	—	(3)%
Retail Banking	72.4	68.6	68.4	68.7	67.5	(2)%	(7)%
Total	$90.5	$85.6	$86.0	$86.3	$85.1	(1)%	(6)%

Total Consumer Loans
Credit Cards	$131.7	$130.3	$136.3	$130.3	$143.4	10%	9%
Retail Banking	142.7	139.4	140.7	142.3	141.8	—	(1)%
Total Consumer	$274.4	$269.7	$277.0	$272.6	$285.2	5%	4%

Total Corporate Loans
North America	$125.9	$127.8	$126.8	$131.9	$134.9	2%	7%
EMEA	63.8	63.0	60.4	64.7	68.7	6%	8%
Latin America	41.1	41.4	43.6	42.5	42.2	(1)%	3%
Asia	62.8	60.8	60.8	61.7	61.1	(1)%	(3)%
Total Corporate Loans	$293.6	$293.0	$291.6	$300.8	$306.9	2%	5%

Total Citicorp	$568.0	$562.7	$568.6	$573.4	$592.1	3%	4%

Foreign Currency (FX) Translation Impact:
Total Citicorp EOP Loans - as Reported	$568.0	$562.7	$568.6	$573.4	$592.1	3%	4%
Impact of FX Translation (2)	(11.2)	(2.0)	(0.8)	(3.9)	—
Total Citicorp EOP Loans - Ex-FX (2)	$556.8	$560.7	$567.8	$569.5	$592.1	4%	6%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Citi Holdings:

Consumer - North America
Mortgages (1)	51.3	47.9	37.8	35.9	33.1	(8)%	(35)%
Personal Loans	0.9	0.9	0.9	0.9	0.9	—	—
Other	2.0	1.9	1.8	1.8	1.7	(6)%	(15)%
Total	$54.2	$50.7	$40.5	$38.6	$35.7	(8)%	(34)%

Consumer - International
Credit Cards	$4.1	$3.8	$3.6	$2.8	$2.6	(7)%	(37)%
REL, Personal & Other	5.3	4.9	4.6	3.6	2.9	(19)%	(45)%
Total	$9.4	$8.7	$8.2	$6.4	$5.5	(14)%	(41)%

Citi Holdings - Other	0.5	0.3	0.3	0.4	0.2	(50)%	(60)%

Total Citi Holdings	$64.1	$59.7	$49.0	$45.4	$41.4	(9)%	(35)%

Total Citigroup	$632.1	$622.4	$617.6	$618.8	$633.5	2%	—

Consumer Loans	$338.2	$329.2	$325.8	$317.9	$326.4	3%	(3)%
Corporate Loans	293.9	293.2	291.8	300.9	307.1	2%	4%
Total Citigroup	$632.1	$622.4	$617.6	$618.8	$633.5	2%	—

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Loans - as Reported	$632.1	$622.4	$617.6	$618.8	$633.5	2%	—
Impact of FX Translation (2)	(11.5)	(1.3)	(0.1)	(3.7)	—
Total Citigroup EOP Loans - Ex-FX (2)	$620.6	$621.1	$617.5	$615.1	$633.5	3%	2%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         See footnote 1 on page 21.

(2)         Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2015	2015	2015	2016	2016	2016

Citicorp (2)
Total	$2,020	$1,981	$2,119	$2,022	$1,965	$285.2
Ratio	0.74%	0.74%	0.77%	0.74%	0.69%

Retail Bank (2)
Total	$567	$529	$523	$498	$515	$141.8
Ratio	0.40%	0.38%	0.37%	0.35%	0.37%
North America (2)	$150	$138	$165	$152	$180	$54.8
Ratio	0.31%	0.28%	0.32%	0.29%	0.33%
Latin America	$232	$212	$185	$172	$157	$19.5
Ratio	1.10%	1.07%	0.92%	0.86%	0.81%
Asia (3)	$185	$179	$173	$174	$178	$67.5
Ratio	0.26%	0.26%	0.25%	0.25%	0.26%

Cards
Total	$1,453	$1,452	$1,596	$1,524	$1,450	$143.4
Ratio	1.10%	1.11%	1.17%	1.17%	1.01%
North America - Citi-Branded	$495	$491	$538	$530	$510	$77.5
Ratio	0.77%	0.76%	0.80%	0.82%	0.66%
North America - Retail Services	$567	$621	$705	$665	$619	$43.3
Ratio	1.31%	1.44%	1.53%	1.56%	1.43%
Latin America	$200	$169	$173	$149	$145	$5.0
Ratio	3.39%	3.13%	3.20%	2.81%	2.90%
Asia (3)	$191	$171	$180	$180	$176	$17.6
Ratio	1.06%	1.01%	1.02%	1.02%	1.00%

Citi Holdings - Consumer (2) (4) (5)	$1,647	$1,528	$927	$896	$878	$41.2
Ratio	2.70%	2.69%	1.99%	2.08%	2.23%
International	$185	$174	$157	$145	$170	$5.5
Ratio	1.97%	2.00%	1.91%	2.27%	3.09%
North America (2) (4) (5)	$1,462	$1,354	$770	$751	$708	$35.7
Ratio	2.84%	2.81%	2.01%	2.05%	2.09%
Other (6)						$—

Total Citigroup (2) (4) (5)	$3,667	$3,509	$3,046	$2,918	$2,843	$326.4
Ratio	1.10%	1.08%	0.94%	0.93%	0.88%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 3 on page 21.

(3)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(4)

The June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $12 million, $11 million, $9 million and $9 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 21.
(6)	Represents loans classified as consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2015	2015	2015	2016	2016	2016

Citicorp (2)
Total	$2,290	$2,427	$2,418	$2,360	$2,318	$285.2
Ratio	0.84%	0.90%	0.88%	0.87%	0.82%

Retail Bank (2)
Total	$746	$764	$739	$793	$735	$141.8
Ratio	0.53%	0.55%	0.53%	0.56%	0.52%
North America (2)	$176	$198	$221	$198	$192	$54.8
Ratio	0.36%	0.40%	0.43%	0.38%	0.36%
Latin America	$217	$239	$184	$256	$197	$19.5
Ratio	1.03%	1.21%	0.92%	1.27%	1.01%
Asia (3)	$353	$327	$334	$339	$346	$67.5
Ratio	0.49%	0.48%	0.49%	0.49%	0.51%

Cards
Total	$1,544	$1,663	$1,679	$1,567	$1,583	$143.4
Ratio	1.17%	1.28%	1.23%	1.20%	1.10%
North America - Citi-Branded	$462	$504	$523	$492	$550	$77.5
Ratio	0.72%	0.78%	0.78%	0.76%	0.71%
North America - Retail Services	$652	$758	$773	$688	$669	$43.3
Ratio	1.51%	1.76%	1.68%	1.62%	1.55%
Latin America	$183	$181	$157	$152	$137	$5.0
Ratio	3.10%	3.35%	2.91%	2.87%	2.74%
Asia (3)	$247	$220	$226	$235	$227	$17.6
Ratio	1.36%	1.29%	1.28%	1.34%	1.29%

Citi Holdings - Consumer (2) (4) (5)	$1,366	$1,423	$1,036	$929	$858	$41.2
Ratio	2.24%	2.51%	2.23%	2.16%	2.18%
International	$213	$193	$179	$161	$138	$5.5
Ratio	2.27%	2.22%	2.18%	2.52%	2.51%
North America (2) (4) (5)	$1,153	$1,230	$857	$768	$720	$35.7
Ratio	2.24%	2.56%	2.24%	2.09%	2.12%
Other (6)						$—

Total Citigroup (2) (4) (5)	$3,656	$3,850	$3,454	$3,289	$3,176	$326.4
Ratio	1.09%	1.18%	1.07%	1.05%	0.98%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 3 on page 21.

(3)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(4)

The June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $12 million, $11 million, $9 million and $9 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 21.
(6)	Represents loans classified as consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$14,598	$14,075	$13,626	$12,626	$12,712			$15,994	$12,626

Gross Credit (Losses)	(2,335)	(2,068)	(2,180)	(2,143)	(2,048)	4%	12%	(4,793)	(4,191)	13%
Gross Recoveries	415	405	418	419	432	3%	4%	916	851	(7)%
Net Credit (Losses) / Recoveries (NCLs)	(1,920)	(1,663)	(1,762)	(1,724)	(1,616)	6%	16%	(3,877)	(3,340)	14%
NCLs	1,920	1,663	1,762	1,724	1,616	(6)%	(16)%	3,877	3,340	(14)%
Net Reserve Builds / (Releases) (2)	(199)	43	386	42	(90)	NM	55%	(290)	(48)	83%
Net Specific Reserve Builds / (Releases) (2)	(206)	(124)	108	120	(136)	NM	34%	(317)	(16)	95%
Provision for Loan Losses	1,515	1,582	2,256	1,886	1,390	(26)%	(8)%	3,270	3,276	—
Other (3) (4) (5) (6) (7) (8) (9)	(118)	(368)	(1,494)	(76)	(182)	NM	(54)%	(1,312)	(258)
Allowance for Loan Losses at End of Period (1) (a)	$14,075	$13,626	$12,626	$12,712	$12,304			$14,075	$12,304

Allowance for Unfunded Lending Commitments (7) (10) (a)	$973	$1,036	$1,402	$1,473	$1,432			$973	$1,432

Provision for Unfunded Lending Commitments (7)	$(48)	$65	$94	$71	$(30)			$(85)	$41

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$15,048	$14,662	$14,028	$14,185	$13,736			$15,048	$13,736

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.25%	2.21%	2.06%	2.07%	1.96%

Allowance for Loan Losses at End of Period (1):
Citicorp	$10,368	$10,213	$10,331	$10,544	$10,433
Citi Holdings	3,707	3,413	2,295	2,168	1,871
Total Citigroup	$14,075	$13,626	$12,626	$12,712	$12,304

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second quarter of 2016, includes an $89 million release related to sales and transfers of mortgage loans during the quarter.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(5)

The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(6)

The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(7)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(8)

The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(9)

The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, exclude $6.5 billion, $5.5 billion, $5.0 billion, $5.7 billion and 4.1 billion, respectively, of loans which are carried at fair value.

NM Not meaningful.
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$12,052	$11,669	$11,030	$9,835	$9,807			$13,547	$9,835

Net Credit Losses (NCLs)	(1,813)	(1,613)	(1,668)	(1,513)	(1,474)	3%	19%	(3,777)	(2,987)	21%
NCLs	1,813	1,613	1,668	1,513	1,474	(3)%	(19)%	3,777	2,987	(21)%
Net Reserve Builds / (Releases) (2)	(167)	(73)	32	38	(74)	NM	56%	(370)	(36)	90%
Net Specific Reserve Builds / (Releases) (2)	(87)	(202)	(16)	19	(125)	NM	(44)%	(201)	(106)	47%
Provision for Loan Losses	1,559	1,338	1,684	1,570	1,275	(19)%	(18)%	3,206	2,845	(11)%
Other (3) (4) (5) (6) (7) (8)	(129)	(364)	(1,211)	(85)	(176)	NM	(36)%	(1,307)	(261)	80%
Allowance for Loan Losses at End of Period (1) (a)	$11,669	$11,030	$9,835	$9,807	$9,432			$11,669	$9,432

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$29	$28	$35	$37	$42			$29	$42

Provision for Unfunded Lending Commitments	$(1)	$(1)	$7	$1	$4			$(4)	$5

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$11,698	$11,058	$9,870	$9,844	$9,474			$11,698	$9,474

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	3.45%	3.35%	3.02%	3.09%	2.89%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,546	$2,406	$2,596	$2,791	$2,905			$2,447	$2,791

Net Credit (Losses) / Recoveries (NCL’s)	(107)	(50)	(94)	(211)	(142)	33%	(33)%	(100)	(353)	NM
NCLs	107	50	94	211	142	(33)%	33%	100	353	NM
Net Reserve Builds / (Releases)	(32)	116	354	4	(16)	NM	50%	80	(12)	NM
Net Specific Reserve Builds / (Releases)	(119)	78	124	101	(11)	NM	91%	(116)	90	NM
Provision for Loan Losses	(44)	244	572	316	115	(64)%	NM	64	431	NM
Other (3) (11)	11	(4)	(283)	9	(6)			(5)	3
Allowance for Loan Losses at End of Period (1) (b)	$2,406	$2,596	$2,791	$2,905	$2,872			$2,406	$2,872

Corporate Allowance for Unfunded Lending Commitments (9) (11)(b)	$944	$1,008	$1,367	$1,436	$1,390			$944	$1,390

Provision for Unfunded Lending Commitments (11)	$(47)	$66	$87	$70	$(34)			$(81)	$36

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,350	$3,604	$4,158	$4,341	$4,262			$3,350	$4,262

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.84%	0.90%	0.97%	0.98%	0.95%

Footnotes to these tables are on the following page (page 30).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 29).

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second quarter of 2016, includes an $89 million release related to sales and transfers of mortgage loans during the quarter.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(5)

The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(6)

The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(7)

The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(8)

The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(9)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)

June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 exclude $39 million, $37 million, $34 million, $33 million and $32 million, respectively, of loans which are carried at fair value.

(11)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(12)

June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 exclude $6.5 billion, $5.5 billion, $5.0 billion, $5.7 billion and $4.1 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)

Citicorp
Net Credit Losses	$1,586	$1,391	$1,501	$1,581	$1,514	(4)%	(5)%	$3,074	$3,095	1%
Credit Reserve Build / (Release)	(220)	90	421	193	(2)	NM	99%	(250)	191	NM
Global Consumer Banking
Net Credit Losses	1,504	1,354	1,405	1,370	1,373	—	(9)%	2,993	2,743	(8)%
Credit Reserve Build / (Release)	(97)	(103)	(44)	85	24	(72)%	NM	(246)	109	NM
North America
Net Credit Losses	999	878	914	932	953	2%	(5)%	1,959	1,885	(4)%
Credit Reserve Build / (Release)	(108)	(61)	(69)	79	50	(37)%	NM	(207)	129	NM
Retail Banking
Net Credit Losses	39	34	42	24	44	83%	13%	74	68	(8)%
Credit Reserve Build / (Release)	(5)	32	7	63	(11)	NM	NM	14	52	NM
Citi-Branded Cards
Net Credit Losses	503	443	454	455	467	3%	(7)%	995	922	(7)%
Credit Reserve Build / (Release)	(74)	(105)	(85)	(15)	58	NM	NM	(193)	43	NM
Citi Retail Services
Net Credit Losses	457	401	418	453	442	(2)%	(3)%	890	895	1%
Credit Reserve Build / (Release)	(29)	12	9	31	3	(90)%	NM	(28)	34	NM
Latin America
Net Credit Losses	316	301	307	278	260	(6)%	(18)%	672	538	(20)%
Credit Reserve Build / (Release)	19	19	3	17	(2)	NM	NM	11	15	36%
Retail Banking
Net Credit Losses	142	138	159	134	137	2%	(4)%	292	271	(7)%
Credit Reserve Build / (Release)	17	13	12	16	(3)	NM	NM	17	13	(24)%
Citi-Branded Cards
Net Credit Losses	174	163	148	144	123	(15)%	(29)%	380	267	(30)%
Credit Reserve Build / (Release)	2	6	(9)	1	1	—	(50)%	(6)	2	NM
Asia (1)
Net Credit Losses	189	175	184	160	160	—	(15)%	362	320	(12)%
Credit Reserve Build / (Release)	(8)	(61)	22	(11)	(24)	NM	NM	(50)	(35)	30%
Retail Banking
Net Credit Losses	80	75	94	62	61	(2)%	(24)%	150	123	(18)%
Credit Reserve Build / (Release)	(3)	(34)	26	3	(21)	NM	NM	(24)	(18)	25%
Citi-Branded Cards
Net Credit Losses	109	100	90	98	99	1%	(9)%	212	197	(7)%
Credit Reserve Build / (Release)	(5)	(27)	(4)	(14)	(3)	79%	40%	(26)	(17)	35%

Institutional Clients Group (ICG)
Net Credit Losses	82	37	96	211	141	(33)%	72%	81	352	NM
Credit Reserve Build / (Release)	(123)	193	465	108	(26)	NM	79%	(4)	82	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,366	$1,481	$1,922	$1,774	$1,512	(15)%	11%	$2,824	$3,286	16%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						2Q16 Increase/		Six	Six	YTD 2016 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2015	2016	2016	1Q16	2Q15	2015	2016	(Decrease)
Citi Holdings
Net Credit Losses (1)	$334	$272	$261	$143	$102	(29)%	(69)%	$803	$245	(69)%
Credit Reserve Build / (Release)	(185)	(171)	73	(31)	(224)	NM	(21)%	(357)	(255)	29%

Total Citi Holdings Provision for Loan Losses	$149	$101	$334	$112	$(122)	NM	NM	$446	$(10)	NM

Total Citicorp Provision for Loan Losses (from prior page)	$1,366	$1,481	$1,922	$1,774	$1,512	(15)%	11%	$2,824	$3,286	16%

Total Citigroup Provision for Loan Losses	$1,515	$1,582	$2,256	$1,886	$1,390	(26)%	(8)%	$3,270	$3,276	—

(1)	See footnote 1 on page 19.

NM Not Meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$467	$833	$818	$1,331	$1,280	(4)%	NM
EMEA	385	386	347	469	762	62%	98%
Latin America	226	230	303	410	267	(35)%	18%
Asia	145	129	128	117	151	29%	4%
Total	$1,223	$1,578	$1,596	$2,327	$2,460	6%	NM

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$3,928	$3,622	$2,515	$2,519	$2,520	—	(36)%
Latin America	1,032	935	874	817	884	8%	(14)%
Asia (5)	301	272	269	265	301	14%	—
Total	$5,261	$4,829	$3,658	$3,601	$3,705	3%	(30)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$23	$35	$32	$29	$13	(55)%	(43)%
Global Consumer Banking	55	44	34	41	38	(7)%	(31)%
Citi Holdings	161	144	139	131	121	(8)%	(25)%
Corporate/Other	7	4	4	4	3	(25)%	(57)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (6)	$246	$227	$209	$205	$175	(15)%	(29)%

OREO By Region:
North America	$190	$177	$166	$159	$151	(5)%	(21)%
EMEA	1	1	1	1	—	(100)%	(100)%
Latin America	50	44	38	35	19	(46)%	(62)%
Asia	5	5	4	10	5	(50)%	—
Total	$246	$227	$209	$205	$175	(15)%	(29)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$1,223	$1,578	$1,596	$2,327	$2,460	6%	NM
Consumer Non-Accrual Loans	5,261	4,829	3,658	3,601	3,705	3%	(30)%
Non-Accrual Loans (NAL)	6,484	6,407	5,254	5,928	6,165	4%	(5)%
OREO	246	227	209	205	175	(15)%	(29)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$6,730	$6,634	$5,463	$6,133	$6,340	3%	(6)%

NAL as a % of Total Loans	1.03%	1.03%	0.85%	0.96%	0.97%
NAA as a % of Total Assets	0.37%	0.37%	0.32%	0.34%	0.35%

Allowance for Loan Losses as a % of NAL	217%	213%	240%	214%	200%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	The first, second and third quarters of 2015 reflect the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.
(3)	Excludes SOP 03-3 purchased distressed loans.
(4)

The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

(5)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(6)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(7)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not Meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$455	$819	$804	$1,317	$1,266	(4)%	NM
EMEA	344	350	309	432	726	68%	NM
Latin America	225	229	302	409	267	(35)%	19%
Asia	144	127	128	117	151	29%	5%
Total	$1,168	$1,525	$1,543	$2,275	$2,410	6%	NM

Consumer Non-Accrual Loans By Region (2) (3)
North America	$374	$363	$456	$516	$671	30%	79%
Latin America	873	790	740	673	729	8%	(16)%
Asia (4)	269	243	252	254	291	15%	8%
Total	$1,516	$1,396	$1,448	$1,443	$1,691	17%	12%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$23	$35	$32	$29	$13	(55)%	(43)%
Global Consumer Banking	55	44	34	41	38	(7)%	(31)%
Corporate/Other	7	4	4	4	3	(25)%	(57)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$85	$83	$70	$74	$54	(27)%	(36)%

OREO By Region:
North America	$35	$38	$31	$31	$31	—	(11)%
EMEA	1	1	1	1	—	(100)%	(100)%
Latin America	44	39	34	32	18	(44)%	(59)%
Asia	5	5	4	10	5	(50)%	—
Total	$85	$83	$70	$74	$54	(27)%	(36)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,168	$1,525	$1,543	$2,275	$2,410	6%	NM
Consumer Non-Accrual Loans	1,516	1,396	1,448	1,443	1,691	17%	12%
Non-Accrual Loans (NAL)	2,684	2,921	2,991	3,718	4,101	10%	53%
OREO	85	83	70	74	54	(27)%	(36)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$2,769	$3,004	$3,061	$3,792	$4,155	10%	50%

NAA as a % of Total Assets	0.16%	0.18%	0.19%	0.22%	0.24%

Allowance for Loan Losses as a % of NAL	386%	350%	345%	284%	254%

See footnotes (1) - (6) on page 33.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						2Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2015	2015	2015	2016	2016	1Q16	2Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$12	$14	$14	$14	$14	—	17%
EMEA	41	36	38	37	36	(3)%	(12)%
Latin America	1	1	1	1	—	(100)%	(100)%
Asia	1	2	—	—	—	—	(100)%
Total	$55	$53	$53	$52	$50	(4)%	(9)%

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$3,554	$3,259	$2,059	$2,003	$1,849	(8)%	(48)%
Latin America	159	145	134	144	155	8%	(3)%
Asia (5)	32	29	17	11	10	(9)%	(69)%
Total	$3,745	$3,433	$2,210	$2,158	$2,014	(7)%	(46)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (6):
North America	$155	$139	$135	$128	$120	(6)%	(23)%
EMEA	—	—	—	—	—	—	—
Latin America	6	5	4	3	1	(67)%	(83)%
Asia	—	—	—	—	—	—	—
Total	$161	$144	$139	$131	$121	(8)%	(25)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$55	$53	$53	$52	$50	(4)%	(9)%
Consumer Non-Accrual Loans	3,745	3,433	2,210	2,158	2,014	(7)%	(46)%
Non-Accrual Loans (NAL)	3,800	3,486	2,263	2,210	2,064	(7)%	(46)%
OREO	161	144	139	131	121	(8)%	(25)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,961	$3,630	$2,402	$2,341	$2,185	(7)%	(45)%

NAA as a % of Total Assets	3.19%	3.10%	2.97%	3.21%	3.31%

Allowance for Loan Losses as a % of NAL	98%	98%	101%	98%	91%

See footnotes (1) - (7) on page 33.

Reclassified to conform to the current period’s presentation.

CITIGROUP REGULATORY CAPITAL RATIOS AND TCE & TBV RECONCILIATION (In millions of dollars, except per share amounts and ratios)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2015	2015	2015	2016	2016(1)

Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(2)	$205,610	$205,772	$205,286	$209,947	$212,819
Add: Qualifying noncontrolling interests	146	147	145	143	134
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(731)	(542)	(617)	(300)	(149)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	474	717	441	562	574
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	22,312	21,732	21,980	21,935	21,825
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,153	3,911	3,586	3,332	5,358
Defined benefit pension plan net assets	815	904	794	870	964
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,760	23,295	23,659	23,414	22,942
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	9,538	9,451	8,723	7,254	6,873
Common Equity Tier 1 Capital (CET1)	$145,435	$146,451	$146,865	$153,023	$154,566
Risk-Weighted Assets (RWA)	$1,278,593	$1,254,473	$1,216,277	$1,239,575	$1,231,658
Common Equity Tier 1 Capital Ratio (CET1/RWA)	11.37%	11.67%	12.07%	12.34%	12.5%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$145,435	$146,451	$146,865	$153,023	$154,566
Additional Tier 1 Capital (AT1)(7)	14,956	15,548	17,171	18,119	19,475
Total Tier 1 Capital (T1C) (CET1 + AT1)	$160,391	$161,999	$164,036	$171,142	$174,041
Total Leverage Exposure (TLE)	$2,386,189	$2,363,506	$2,317,849	$2,300,427	$2,328,601
Supplementary Leverage Ratio (T1C/TLE)	6.72%	6.85%	7.08%	7.44%	7.5%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$205,472	$205,630	$205,139	$209,769	$212,635
Less:
Goodwill	23,012	22,444	22,349	22,575	22,496
Intangible assets (other than MSRs)	4,071	3,880	3,721	3,493	5,521
Goodwill and Intangible assets (other than MSRs) related to assets held-for-sale	274	345	68	30	30
Tangible Common Equity (TCE)	$178,115	$178,961	$179,001	$183,671	$184,588
Common Shares Outstanding (CSO)	3,009.8	2,979.0	2,953.3	2,934.9	2,905.4
Tangible Book Value Per Share (TCE/CSO)	$59.18	$60.07	$60.61	$62.58	$63.53

(1)	Preliminary.
(2)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(3)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.